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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

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/ /  Preliminary Proxy Statement    / /  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
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                                   SONAT INC.
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                (Name of Registrant as Specified In Its Charter)

                                   SONAT INC.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

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/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
        ACCT. NO.       SHARES                  NAME

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                       SONAT OFFSHORE DRILLING SAVINGS PLAN
                                   SONAT INC.
                         ANNUAL MEETING - APRIL 25, 1996

    I hereby direct AmSouth Bank of Alabama, as Trustee of the Sonat Offshore Drilling Savings Plan, to sign and forward a proxy in the form being solicited by the Board of Directors and to vote as directed on the reverse side all shares of Sonat Inc. Common Stock held with respect to my account under the Plan at the Annual Meeting of Stockholders of Sonat Inc. to be held on April 25, 1996 and at any adjournment thereof.


             PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.
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                        * FOLD AND DETACH HERE *
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
                                                                                                      PLEASE MARK
                                                                                                      YOUR VOTE AS
                                                                                                      INDICATED IN
                                                                                                      THIS EXAMPLE   / X /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES"

                                                                FOR ALL    WITHHOLD
                                                                NOMINEES   AUTHORITY
Item 1--ELECTION OF DIRECTORS                                   /  /         /  /
        Nominees for the Board of Directors:
        William O. Bourke, Roberto C. Goizuela,
        Ronald L. Kuehn, Jr., Robert J. Lanigan and
        Charles Marshall

/  /    FOR ALL NOMINEES (EXCEPT THOSE WHOSE NAMES ARE
        INSERTED ON THE LINE BELOW)



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

                                                                FOR    AGAINST  ABSTAIN
   Item 2--ELECTION OF ERNST &                                 /  /     /  /     /  /
               YOUNG LLP AS AUDITOR
               (PROPOSAL NO. 1).

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In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting, all as set forth in the Proxy Statement for the meeting.

The undersigned's vote is to be cast as specified above. If no vote is specified, it will be voted "FOR ALL NOMINEES" in Item 1 and
"FOR" Item 2.


Signature__________________________________________________________________________     Date ______________________________
                                Sign here as name appears hereon
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                              FOLD AND DETACH HERE
          PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE ENVELOPE PROVIDED